Exhibit 99.2

POWER DESIGN, INC.

MISSION CRITICAL DIVISION

FINANCIAL STATEMENTS

As of and for the nine months ended September 30, 2014 and the year ended December 31, 2013

And Report of Independent Registered Public Accounting Firm

POWER DESIGN, INC. MISSION CRITICAL DIVISION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder

PowerSecure International, Inc.

We have audited the accompanying balance sheets of Power Design, Inc. Mission Critical Division (the “MC Division”) as of September 30, 2014 and December 31, 2013, and the related statements of income, divisional equity, and cash flows for the nine months ended September 30, 2014 and the year ended December 31, 2013. These financial statements are the responsibility of Power Design, Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The MC Division is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the MC Division’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Power Design, Inc. Mission Critical Division as of September 30, 2014 and December 31, 2013, and the results of its operations and its cash flows for the nine months ended September 30, 2014 and the year ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1, the MC Division is an integrated business of Power Design, Inc. and is not a stand-alone entity. The combined financial statements of the MC Division reflect the assets, liabilities, revenue and expenses directly attributable to the MC Division, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in divisional equity and cash flows of the MC Division on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in divisional equity and cash flows of the MC Division in the future or what they would have been had the MC Division been a separate, stand-alone entity during the periods presented.

Hein & Associates LLP

Denver, Colorado

December 19, 2014

POWER DESIGN, INC. MISSION CRITICAL DIVISION

BALANCE SHEETS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

	2014	2013
ASSETS
Current assets
Contracts receivable
Contracts in progress	$864,991	$1,736,662
Retainage	514,904	160,912

Total assets	$1,379,895	$1,897,574

LIABILITIES AND DIVISIONAL EQUITY
Current liabilities
Accounts payable	$677,071	$3,002,614
Billings in excess of costs and estimated earning on uncompleted contracts	748,704	3,907,354

Total current liabilities	1,425,775	6,909,967

Divisional equity	(45,880)	(5,012,394)

Total divisional equity	(45,880)	(5,012,394)

Total liabilities and divisional equity	$1,379,895	$1,897,574

POWER DESIGN, INC. MISSION CRITICAL DIVISION

STATEMENTS OF INCOME

NINE MONTHS ENDED SEPTEMBER 30, 2014 AND YEAR ENDED DECEMBER 31, 2013

	2014	2013
Construction revenue	$12,094,371	$15,348,893
Cost of construction revenue	8,944,653	10,975,174

	3,149,718	4,373,719

Operating expenses	478,762	634,639

Net income	$2,670,956	$3,739,080

POWER DESIGN, INC. MISSION CRITICAL DIVISION

STATEMENTS OF DIVISIONAL EQUITY

NINE MONTHS ENDED SEPTEMBER 30, 2014 AND YEAR ENDED DECEMBER 31, 2013

Divisional Equity
Balances, January 1, 2013	$223,491
Net income	3,739,080
Net distributions to PDI	(8,974,965)

Balances, December 31, 2013	(5,012,394)
Net income	2,670,956
Net contributions from PDI	2,295,557

Balances, September 30, 2014	$(45,880)

POWER DESIGN, INC. MISSION CRITICAL DIVISION

STATEMENTS OF CASH FLOWS

NINE MONTHS ENDED SEPTEMBER 30, 2014 AND YEAR ENDED DECEMBER 31, 2013

	2014	2013
Cash flows from operating activities:

Net income	$2,670,956	$3,739,080
Adjustments to reconcile net income to net cash flows from operating activities:
Increase (decrease) in cash from changes in:
Contracts receivable	517,679	(1,827,399)
Cost and estimated earnings in excess of billings on contracts in progress	—	248,337
Accounts Payable	(2,325,543)	2,907,593
Billings in excess of costs and estimated earnings on uncompleted contracts	(3,158,650)	3,907,354

Net cash flows from operating activities	(2,295,557)	8,974,965

Cash flows from financing activities:

Net contributions from (distributions to) PDI	2,295,557	(8,974,965)

Net cash flows from financing activities	2,295,557	(8,974,965)

Net change in cash and cash equivalents	—	—

Cash and cash equivalents, beginning of period	—	—

Cash and cash equivalents, end of period	$—	$—

Supplemental disclosure of cash flow information:

Cash paid for interest	$8,628	$15,294

POWER DESIGN, INC. MISSION CRITICAL DIVISION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

Note 1 – Nature of business and summary of significant accounting policies

Nature of Business – Power Design, Inc. Mission Critical Division (the “MC Division”) is a division of Power Design, Inc. (“PDI”) and principally operates as an electrical contractor, performing contracts on new data centers located in 6 states in the United States of America. The work is performed under fixed-price contracts.

Basis of Presentation – The accompanying carve-out financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The MC Division is an integrated business of PDI that operates in a single business segment and is not a stand-alone entity. The financial statements of the MC Division reflect the assets, liabilities, revenue and expenses directly attributable to the MC Division, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in net assets and cash flows of the MC Division on a stand-alone basis. The allocation methodologies have been described within the notes to the financial statements where appropriate and management considers the allocations to be reasonable. The financial information included herein may not necessarily reflect the financial position, results of operations, changes in net assets and cash flows of the MC Division in the future or what they would have been had the MC Division been a separate, stand-alone entity during the periods presented.

Contracts Receivable and Allowance for Doubtful Accounts – Contracts receivable are customer obligations due under normal trade terms. The MC Division performs continuing credit evaluations of its customers’ financial condition. Senior management reviews receivables on a monthly basis to determine if any receivables will potentially be uncollectible. The MC Division includes any receivable balances that are determined to be uncollectible in the allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance. The MC Division believes it has written off all uncollectible receivables as of September 30, 2014 and December 31, 2013. However, actual write-offs with respect to September 30, 2014 receivable balances might occur in amounts in excess of those which have been recorded. The balance of allowance for doubtful accounts was $0 at both September 30, 2014 and December 31, 2013.

POWER DESIGN, INC. MISSION CRITICAL DIVISION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

Note 1 – Nature of business and summary of significant accounting policies (continued)

Revenue and Cost Recognition – Construction revenue is recognized utilizing the percentage of completion method, measured by the percentage of contract costs incurred to date to estimated total contract cost for each contract. The MC Division generally performs work under fixed price contracts with terms greater than a one-year period. Contract costs include material, labor, other direct costs and indirect costs. Operating costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions, and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and revenue and are recognized in the period in which the revisions are determined. Because of the inherent uncertainties in estimating total contract costs, it is at least reasonably possible that the estimates used will change within the near term, and those changes could be significant. Costs and estimated earnings in excess of billings on uncompleted contracts represent revenue recognized in excess of billings. Billings in excess of costs and estimated earnings on uncompleted contracts represents billings in excess of revenue recognized.

Operating Expenses – Operating expenses include both expenses incurred directly in the operations of the MC Division as well as an allocation of certain overhead costs from PDI. These overhead expenses include an allocation of building costs, information technology, human resources, accounting, insurance and general corporate expenses (as well as interest on PDI debt). PDI overhead expenses included in operating expenses were $298,124 during the nine months ended September 30, 2014. PDI overhead expenses included in operating expenses were $443,371 during the year ended December 31, 2013.

PDI Contributions and Distributions – The MC Division does not maintain any cash balances or accounts separate from the accounts of PDI. The majority of income and expenses of the MC Division are paid to or paid by PDI. These transactions are reflected on a net basis as PDI contributions or PDI distributions in the accompanying Statements of Divisional Equity and Statements of Cash Flows.

POWER DESIGN, INC. MISSION CRITICAL DIVISION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

Note 1 – Nature of business and summary of significant accounting policies (continued)

Concentration of Risk – Substantially all revenues during the nine months ended September 30, 2014 and the year ended December 31, 2013 were earned from contracts with two customers within the United States. In addition, substantially all operating activities and associated expenses were incurred to support activities related to those customers. The loss of those customers would have a material adverse effect on the financial statements and operations of the MC Division.

Income Taxes – PDI, with the consent of its stockholders, has elected to be treated as an S Corporation under Subchapter S of the Internal Revenue Code. Accordingly, no income tax expense or benefits are recorded by the entities or included in the financial statements since such tax expense or benefits associated with the entities’ operations are reported by the stockholders or members on their individual income tax returns. Management has evaluated the effect of the guidance provided by accounting principles generally accepted in the United States of America (“US GAAP”) on Accounting for Uncertainty in Income Taxes and has determined that the MC Division had no uncertain income tax positions that could have a material effect on the financial statements at September 30, 2014 or December 31, 2013.

The federal income tax returns of PDI for 2011, 2012, and 2013 are subject to examination by the Internal Revenue Service, generally for three years after they were filed. There were no interest and penalties paid during the nine months ended September 30, 2014 or the year ended December 31, 2013.

Management Estimates – In preparing financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amount of revenue and expense during the reporting periods. Actual results could differ from those estimates.

Subsequent Events – The MC Division has evaluated subsequent events in connection with the preparation of these financial statements and determined that no subsequent events have occurred that would require recognition in, or disclosure to, the financial statements except as described below.

POWER DESIGN, INC. MISSION CRITICAL DIVISION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

Note 1 – Nature of business and summary of significant accounting policies (continued)

On October 14, 2014, the MC Division was sold to PowerSecure, Inc., a wholly-owned subsidiary of PowerSecure International, Inc. pursuant to an Asset Purchase and Sale Agreement for total cash and contingent consideration in the amount of approximately $14.9 million. The Purchase and Sale Agreement contains representations and warranties as well as indemnification obligations by PDI and PowerSecure to each other, subject to a $3.0 million indemnification cap. In addition, the Purchase Agreement contains a five year covenant not to compete by PDI against PowerSecure and its affiliates with respect to the key customers in the acquired business, and related customary restrictive covenants relating to non-solicitation and confidentiality.

Recent Accounting Pronouncements

Going Concern Disclosures – In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-15: Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern (“ASU 2014-15”). ASU 2014-15 requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. Certain disclosures will be required if conditions give rise to substantial doubt about an entity’s ability to continue as a going concern. ASU 2014-15 is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The MC Division does not expect that the adoption of this standard will have a material effect on its financial statements.

POWER DESIGN, INC. MISSION CRITICAL DIVISION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

Note 1 – Nature of business and summary of significant accounting policies (continued)

Revenue Recognition – In May 2014, the FASB issued ASU No. 2014-09: Revenue from Contracts with Customers (“ASU 2014-09”). This standard replaces existing accounting literature relating to how and when a company recognizes revenue. Under ASU 2014-09, a company will recognize revenue when it transfers goods or services to customers in an amount equal to the amount that it expects to be entitled to receive in exchange for those goods and services. This standard also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments. ASU 2014-09 will be effective for annual and interim periods beginning after December 15, 2016, and will be effective for the MC Division for its fiscal year that begins January 1, 2017, and permits the use of either the retrospective or cumulative effect transition method. Early adoption is not permitted. The MC Division is in the process of determining the method of adoption and evaluating the impact, if any, the adoption of this standard will have on its financial statements and related disclosures.

Note 2 – Costs, estimated earnings and billings on uncompleted contracts

Costs, estimated earnings and billings on uncompleted contracts consist of the following at September 30, 2014 and December 31, 2013:

	2014	2013
Costs incurred on uncompleted contracts	$11,808,155	$10,010,426
Estimated earnings	4,564,885	3,615,181

	16,373,040	13,625,607
Less billings to date	(17,121,744)	(17,532,961)

	$(748,704)	$(3,907,354)

POWER DESIGN, INC. MISSION CRITICAL DIVISION

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2014 AND DECEMBER 31, 2013

Note 2 – Costs, estimated earnings and billings on uncompleted contracts (continued)

These amounts are included in the accompanying consolidated balance sheets under the following September 30, 2014 and December 31, 2013 financial statement caption:

	2014	2013
Billings in excess of costs and estimated earnings on uncompleted contracts	$(748,704)	$(3,907,354)

	$(748,704)	$(3,907,354)

Note 3 – Interest costs

PDI has a revolving credit facility and other long-term debt. Interest costs associated with these obligations are allocated to its divisions including to the MC Division. Total interest costs allocated to the MC Division during the nine months ended September 30, 2014 and the year ended December 31, 2013, none of which were capitalized, were $8,628 and $15,294, respectively. These expenses are included in operating expenses in the accompanying statements of income

Note 4 – Commitments and contingencies

Litigation – The MC Division may be involved in routine litigation incident to its business from time to time, which was evaluated in connection with the preparation of these financial statements. Management is not aware of any proceedings that would have a material adverse effect on the MC Division’s financial position or results of operations.

Operating Leases – The MC Division incurred equipment and vehicle related rent expense of approximately $130,700 and $34,400 for the nine months ended September 30, 2014 and the year ended December 31, 2013, respectively, which is included in cost of construction revenue in the accompanying consolidated statements of income. All future minimum rental commitments are that of PDI. Any allocations to the MC Division would be done on a monthly basis based on usage.